___________________________________________________________________________





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        Date of Report:  January 6, 1994




                       AMERICAN PRESIDENT COMPANIES, LTD.
             (Exact name of registrant as specified in its charter)



            Delaware                   1-8544                  94-2911022
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)




                 1111 Broadway, Oakland, California        94607
                (Address of principal executive offices)   (Zip Code)



                 Registrant's telephone number:  (510) 272-8000

___________________________________________________________________________

               AMERICAN PRESIDENT COMPANIES, LTD. AND SUBSIDIARIES




Item 5. Other Events


        On December 6, 1993, American President Companies, Ltd. (the "company") entered into an agreement with Daewoo Shipbuilding and Heavy Machinery, Ltd. ("Daewoo"), of Korea, under which Daewoo will construct three new diesel-powered containerships for delivery to the company in 1996.



       On December 29, 1993, American President Lines, Ltd. ("APL"), a wholly owned subsidiary of the company, finalized a settlement with the U.S. Military Sealift Command on all claims arising from the contract that governed APL's transportation of Operation Desert Storm cargo.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number                       Description
_______                _______________________

28.1                        Press Release dated December 6, 1993

28.2                        Press Release dated January 6, 1994

               AMERICAN PRESIDENT COMPANIES, LTD. AND SUBSIDIARIES






                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          AMERICAN PRESIDENT COMPANIES, LTD.



Dated:  January 6, 1994                        By /s/  William J. Stuebgen
                                                       William J. Stuebgen
                                                 Vice President, Controller
                                                   Chief Accounting Officer

               AMERICAN PRESIDENT COMPANIES, LTD. AND SUBSIDIARIES



                                  EXHIBIT INDEX


Exhibit
Number                     Description
_______                _______________________


28.1                        Press Release dated December 6, 1993


28.2                        Press Release dated January 6, 1994